                                  EXHIBIT 99.1
                             LETTER OF TRANSMITTAL

                                   TO TENDER
                    OUTSTANDING 10.75% SENIOR NOTES DUE 2010
                                       OF

                             DOANE PET CARE COMPANY

    PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED               , 2003

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON            , 2003 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS
                            EXTENDED BY THE COMPANY.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                            WILMINGTON TRUST COMPANY

        By Mail:           By Overnight Courier and Hand Delivery:           By Facsimile:
Wilmington Trust Company          Wilmington Trust Company                    302-636-4145
1100 North Market Street          1100 North Market Street          (For Eligible Institutions Only)
   Rodney Square North               Rodney Square North
Wilmington, DE 19890-1615         Wilmington, DE 19890-1615              Confirm By Telephone:
                                                                              302-636-6472

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     IF YOU WISH TO EXCHANGE CURRENTLY OUTSTANDING 10.75% SENIOR NOTES DUE 2010 (THE "OUTSTANDING NOTES") FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT AT MATURITY OF NEW 10.75% SENIOR NOTES DUE 2010 PURSUANT TO THE EXCHANGE OFFER, YOU MUST VALIDLY TENDER (AND NOT WITHDRAW) OUTSTANDING NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.
                             ---------------------

     The undersigned hereby acknowledges receipt and review of the Prospectus,
dated           , 2003 (the "Prospectus"), of Doane Pet Care Company, a Delaware
corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange its 10.75% Senior Notes due 2010 (the "New Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of its issued and outstanding 10.75% Senior Notes due 2010 (the "Outstanding Notes"). Capitalized terms used but not defined herein have the respective meanings given to them in the Prospectus.

     The Company reserves the right, at any time or various times, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest date to which the Exchange Offer is extended. The Company shall notify the Exchange Agent and each registered holder of the Outstanding Notes of any extension by oral or written notice no later than 9:00 a.m., New York City time, on the business day after the previously scheduled Expiration Date.

     This Letter of Transmittal is to be used by a holder of Outstanding Notes if Outstanding Notes are to be forwarded herewith. An Agent's Message (as defined in the next sentence) is to be used if delivery of Outstanding Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "Exchange

Offer -- Procedures for Tendering." The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility and received by the Exchange Agent and forming a part of the confirmation of a book-entry transfer ("Book-Entry Confirmation"), which states that the Book-Entry Transfer Facility has received an express acknowledgment from a participant tendering Outstanding Notes that are the subject of such Book-Entry Confirmation and that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against such participant. Holders of Outstanding Notes whose Outstanding Notes are not immediately available, or who are unable to deliver their Outstanding Notes and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, or who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "Exchange Offer -- Guaranteed Delivery Procedures." Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     The term "holder" with respect to the Exchange Offer means any person in whose name Outstanding Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from such registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Outstanding Notes must complete this Letter of Transmittal in its entirety.

                          SIGNATURES MUST BE PROVIDED.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     1. The undersigned hereby tenders to the Company the Outstanding Notes described in the box entitled "Description of Outstanding Notes Tendered" pursuant to the Company's offer of $1,000 principal amount at maturity of New Notes in exchange for each $1,000 principal amount at maturity of the Outstanding Notes, upon the terms and subject to the conditions contained in the Prospectus, receipt of which is hereby acknowledged, and in this Letter of Transmittal.

     2. The undersigned hereby represents and warrants that it has full authority to tender the Outstanding Notes described above. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the tender of Outstanding Notes.

     3. The undersigned understands that the tender of the Outstanding Notes pursuant to all of the procedures set forth in the Prospectus will constitute an agreement between the undersigned and the Company as to the terms and conditions set forth in the Prospectus.

     4. The undersigned acknowledge(s) that the Exchange Offer is being made in reliance upon interpretations contained in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC"), including Exxon Capital Holdings Corp., SEC No-Action Letter (available April 13, 1989), Morgan Stanley & Co., Inc., SEC No-Action Letter (available June 5,
1991) and Shearman & Sterling, SEC No-Action Letter (available July 2, 1993), that the New Notes issued in exchange for the Outstanding Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased Outstanding Notes exchanged for such New Notes directly from the Company to resell pursuant to Rule 144A or any other available exemption under the Securities Act of 1933, as amended (the "Securities Act"), and any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders are not participating in, and have no arrangement with any person to participate in, the distribution of such New Notes.

     5. Unless the box under the heading "Special Registration Instructions" is checked, the undersigned hereby represents and warrants that:

          a. the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the undersigned, whether or not the undersigned is the holder;

          b. neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of such New Notes;

          c. neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes; and

          d. neither the holder nor any such other person is an "affiliate," as such term is defined under Rule 405 promulgated under the Securities Act, of the Company.

     6. The undersigned may, if unable to make all of the representations and warranties contained in Item 5 above and as otherwise permitted in the Registration Rights Agreement (as defined below), elect to have its Outstanding Notes registered in the shelf registration statement described in the Registration Rights Agreement, dated as of February 28, 2003 (the "Registration Rights Agreement"), by and among the Company and the Initial Purchasers (as defined therein). Such election may be made by checking the box below entitled "Special Registration Instructions." By making such election, the undersigned agrees, as a holder of Outstanding Notes participating in a shelf registration, to indemnify and hold harmless the Company, the Guarantors (as defined in the Registration Rights Agreement) and each person who controls the Company or any of the Guarantors within the meaning of either the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any Guarantor or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any shelf registration statement or prospectus (including a preliminary partnership), or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading; but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the undersigned specifically for use in a shelf registration statement, a prospectus or any amendments or supplements thereto. Any such indemnification shall be governed by the terms and subject to the conditions set forth in the Registration Rights Agreement, including, without limitation, the provisions regarding notice, retention of counsel, contribution and payment of expenses set forth therein. The above summary of the indemnification provision of the Registration Rights Agreement is not intended to be exhaustive and is qualified in its entirety by the Registration Rights Agreement.

     7. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer and Outstanding Notes held for its own account were not acquired as a result of market-making or other trading activities, such Outstanding Notes cannot be exchanged pursuant to the Exchange Offer.

     8. Any obligation of the undersigned hereunder shall be binding upon the successors, assigns, executors, administrators, trustees in bankruptcy and legal and personal representatives of the undersigned.

     9. Unless otherwise indicated herein under "Special Delivery Instructions," please issue the certificates for the New Notes in the name of the undersigned.

     List below the Outstanding Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

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                                DESCRIPTION OF OUTSTANDING NOTES TENDERED
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                                                                   OUTSTANDING NOTE(S) TENDERED
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                                                                            AGGREGATE
                                                                         PRINCIPAL AMOUNT
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S) EXACTLY                   REPRESENTED BY     PRINCIPAL
       AS NAME(S) APPEAR(S) ON OUTSTANDING NOTES           REGISTERED      OUTSTANDING         AMOUNT
              (PLEASE FILL IN, IF BLANK)                   NUMBER(S)*        NOTE(S)         TENDERED**
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 * Need not be completed by book-entry holders.
** Unless otherwise indicated, any tendering holder of Outstanding Notes will be deemed to have tendered the entire aggregate principal amount represented by such Outstanding Notes. All tenders must be in integral multiples of $1,000.

                                           METHOD OF DELIVERY

[ ] Check here if tendered Outstanding Notes are enclosed herewith.

[ ] Check here if tendered Outstanding Notes are being delivered by book-entry transfer made to an account maintained by the Exchange Agent with a Book-Entry Transfer Facility and complete the following:

 Name of Tendering Institution:
 --------------------------------------------------------------------------------------------------------

 Account Number:
 --------------------------------------------------------------------------------------------------------

 Transaction Code Number:
 --------------------------------------------------------------------------------------------------------

[ ] Check here if tendered Outstanding Notes are being delivered pursuant to a Notice of Guaranteed
    Delivery and complete the following:

 Name(s) of Registered Holder(s):
 --------------------------------------------------------------------------------------------------------

 Date of Execution of Notice of Guaranteed Delivery:
 --------------------------------------------------------------------------------------------------------

 Window Ticket Number (if available):
 --------------------------------------------------------------------------------------------------------

 Name of Eligible Institution that guaranteed delivery:
 --------------------------------------------------------------------------------------------------------

 Account Number (if delivered by book-entry transfer):
 --------------------------------------------------------------------------------------------------------
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                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 6)

  To be completed ONLY (i) if Outstanding Notes in a principal amount not tendered, or New Notes issued in exchange for Outstanding Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or
(ii) if Outstanding Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at the Book-Entry Transfer Facility. Issue New Notes and/or Outstanding Notes to:

Name --------------------------------------------------------------------------
                                (Type or Print)

Address -----------------------------------------------------------------------

------------------------------------------------------
                                   (Zip Code)

--------------------------------------------------------------------------------
                 (Tax Identification or Social Security Number)
                         (Complete Substitute Form W-9)

                      Credit Unexchanged Outstanding Notes
                        Delivered by Book-Entry Transfer
                      to the Book-Entry Transfer Facility
                                Set Forth Below:
--------------------------------------------------------------------------------
                          Book-Entry Transfer Facility
                                Account Number:

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                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 6)

  To be completed ONLY if the New Notes are to be issued or sent to someone other than the undersigned or to the undersigned at an address other than as indicated above.

Mail  [ ] Issue  [ ] (check appropriate boxes)

Name  --------------------------------------------------------------------------
                                (Type or Print)

Address -----------------------------------------------------------------------

------------------------------------------------------
                                   (Zip Code)

--------------------------------------------------------------------------------
                 (Tax Identification or Social Security Number)

--------------------------------------------------------------------------------

                       SPECIAL REGISTRATION INSTRUCTIONS

  To be completed ONLY if (i) the undersigned satisfies the conditions set forth in Item 6 above, (ii) the undersigned elects to register its Outstanding Notes in the shelf registration statement described in the Registration Rights Agreement and (iii) the undersigned agrees to indemnify certain entities and individuals as set forth in Item 6 above. (See Item 6.)

[ ] By checking this box, the undersigned hereby (i) represents that it is unable to make all of the representations and warranties set forth in Item 5 above, (ii) elects to have its Outstanding Notes registered pursuant to the shelf registration statement described in the Registration Rights Agreement and (iii) agrees to indemnify certain entities and individuals identified in, and to the extent provided in, Item 6 above.

                       SPECIAL BROKER-DEALER INSTRUCTIONS

[ ] Check here if you are a broker-dealer and wish to receive 10 additional copies of the Prospectus and 10 copies of any amendments or supplements thereto.

Name: --------------------------------------------------------------------------
                                 (Please Print)

Address: -----------------------------------------------------------------------

------------------------------------------------------
                              (Including Zip Code)

                                   IMPORTANT
                        PLEASE SIGN HERE WHETHER OR NOT
             OUTSTANDING NOTES ARE BEING PHYSICALLY TENDERED HEREBY
                  (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

Signature(s) of Registered Holders of Outstanding Notes:
-------------------------------------------------------------


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Dated:
------------------

     (The above lines must be signed by the registered holder(s) of Outstanding Notes as name(s) appear(s) on the Outstanding Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Outstanding Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 5 regarding completion of this Letter of Transmittal, printed below.)


Name(s)
--------------------------------------------------------------------------------

                    (PLEASE TYPE OR PRINT)

Capacity:
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Address:
--------------------------------------------------------------------------------

                      (INCLUDE ZIP CODE)

Area Code and Telephone Number:
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                    SIGNATURE GUARANTEE (SEE INSTRUCTION 5)

        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION


--------------------------------------------------------------------------------

    (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

--------------------------------------------------------------------------------
  (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF

                            FIRM)

--------------------------------------------------------------------------------

                    (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------

                        (PRINTED NAME)

--------------------------------------------------------------------------------

                           (TITLE)

Dated:
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                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OUTSTANDING NOTES OR BOOK-ENTRY CONFIRMATIONS.

     All physically delivered Outstanding Notes or any confirmation of a book-entry transfer to the Exchange Agent's account at the Book-Entry Transfer Facility of Outstanding Notes tendered by book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or Agent's Message or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date.

     The method of delivery of the tendered Outstanding Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is recommended that registered mail, properly insured, with return receipt requested, be used. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal or Outstanding Notes should be sent to the Company.

2. GUARANTEED DELIVERY PROCEDURES.

     Holders who wish to tender their Outstanding Notes and whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis and deliver an Agent's Message, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures, a tender may be effected if the Exchange Agent has received at its office, on or prior to the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery by facsimile transmission, mail or hand delivery or a properly transmitted Agent's Message and Notice of Guaranteed Delivery from an Eligible Institution (defined as a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States, or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange
Act) setting forth the name and address of the tendering holder, the name(s) in which the Outstanding Notes are registered, the certificate number(s) and the principal amount of the Outstanding Notes to be tendered, and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the expiration date, such properly completed and executed Letter of Transmittal or facsimile transmission thereof by the Eligible Institution, such Outstanding Notes, in proper form for transfer (or a confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at DTC), will be delivered by such Eligible Institution together with any other required documents to the Exchange Agent. Unless Outstanding Notes being tendered by the above-described method are deposited with the Exchange Agent within the time period set forth above (accompanied or preceded by a properly completed Letter of Transmittal and any other required documents), the Company may, at its option, reject the tender.

     Any holder of Outstanding Notes who wishes to tender Outstanding Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Outstanding Notes according to the guaranteed delivery procedures set forth above. See "Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

3. TENDER BY HOLDER.

     Only a registered holder of Outstanding Notes may tender such Outstanding Notes in the Exchange Offer. Any beneficial holder of Outstanding Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Outstanding Notes, either make appropriate arrangements to register ownership of the Outstanding Notes in such holder's name or obtain a properly completed bond power from the registered holder.

4. PARTIAL TENDERS.

     Tenders of Outstanding Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Outstanding Notes is tendered, the tendering holder should fill in the principal amount tendered in the appropriate column of the box entitled "Description of Outstanding Notes Tendered" above. The entire principal amount of Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Outstanding Notes is not tendered, then Outstanding Notes for the principal amount of Outstanding Notes not tendered and New Notes issued in exchange for any Outstanding Notes accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Outstanding Notes are accepted for exchange.

5. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Outstanding Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Outstanding Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal (or facsimile hereof) is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the holder of the Outstanding Notes.

     If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Outstanding Notes listed and tendered hereby and the New Notes issued in exchange therefor are to be issued (or any untendered principal amount of Outstanding Notes is to be reissued) to the registered holder, the said holder need not and should not endorse any tendered Outstanding Notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Outstanding Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any Outstanding Notes listed, such Outstanding Notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered holder or holders appears on the Outstanding Notes.

     If this Letter of Transmittal (or facsimile hereof) or any Outstanding Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to act must be submitted with this Letter of Transmittal.

     Endorsements on Outstanding Notes and signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution. All signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution.

6. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS.

     Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the Book-Entry Transfer Facility) to which New Notes or substitute Outstanding Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     Tax law requires that a holder of any Outstanding Notes that are accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual is his or her social security number. If the Company is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by Internal Revenue Service. (If withholding results in an overpayment of taxes, a refund may be obtained). Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Outstanding Notes are registered in more than one name or are not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9" for information on which TIN to report.

     The Company reserves the right in its sole discretion to take whatever steps necessary to comply with the Company's obligations regarding backup withholding.

7. VALIDITY OF TENDERS.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance, and withdrawal of tendered Outstanding Notes will be determined by the Company, in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any or all tenders not in proper form or the acceptance for exchange of which may, in the opinion of counsel for the Company, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Exchange Offer or any defect or irregularity in the tender of any Outstanding Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions on the Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Company shall determine. Although the Company intends to notify holders of defects or irregularities with respect to tenders of Outstanding Notes, neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of any defects or irregularities in tenders or and no such party shall incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in the Letter of Transmittal, as soon as practicable following the Expiration Date.

8. WAIVER OF CONDITIONS.

     The Company reserves the absolute right to waive, in whole or part, any of the conditions to the Exchange Offer set forth in the Prospectus or in this Letter of Transmittal.

9. NO CONDITIONAL TENDER.

     No alternative, conditional, irregular or contingent tender of Outstanding Notes on transmittal of this Letter of Transmittal will be accepted.

10. MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING NOTES.

     Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

11. REQUEST FOR ASSISTANCE OR ADDITIONAL COPIES.

     Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

12. WITHDRAWAL.

     Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "Exchange Offer -- Withdrawal of Tenders."

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH THE OUTSTANDING NOTES DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE EXPIRATION DATE.

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 SUBSTITUTE                        PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT      Part I -- Social Security Number OR
 FORM W-9                          AND CERTIFY BY SIGNING AND DATING BELOW           Employer Identification Number
                                   ---------------------------------------------     ----------------------------------------
 DEPARTMENT OF THE TREASURY        Name                                              (If awaiting TIN, write "Applied For")
 INTERNAL REVENUE SERVICE                                                           ------------------------------------------

 PAYER'S REQUEST FOR TAXPAYER      ---------------------------------------------    Part II -- For Payees exempt from backup
 IDENTIFICATION NUMBER (TIN)       Business Name                                    withholding, see the enclosed Guidelines
                                                                                    for Certification of Taxpayer
                                   Please check appropriate box                     Identification Number on Substitute Form
                                                                                    W-9, check the Exempt box below, and
                                   [ ] Individual/Sole Proprietor                   complete the Substitute Form W-9.
                                   [ ] Corporation
                                                                                    Exempt [ ]
                                   [ ] Partnership  [ ] Other                       ---------------------------------------
                                   ---------------------------------------------    Part III
                                   Address
                                   ---------------------------------------------    Awaiting TIN [ ]
                                   City, State, Zip Code
                                                                                    Please complete the Certificate of
                                                                                    Awaiting
                                                                                    Taxpayer Identification Number below.
------------------------------------------------------------------------------------------------------------------------------
  Certification -- Under penalties of perjury, I certify that:
  (1)  The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
  (2)  I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
  (3)  I am a U.S. person (including a U.S. resident alien).

Certification Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.)
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  SIGNATURE: ---------------------------------------  DATE: ------------------------------
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       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED
                   FOR" IN PART I OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future.

SIGNATURE:---------------------------------------    DATE:--------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE
PAYER. -- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

------------------------------------------------------------
                                              GIVE THE
                                           SOCIAL SECURITY
       FOR THIS TYPE OF ACCOUNT:            NUMBER OF --
------------------------------------------------------------
 1.  The individual's account            The individual

 2.  Two or more individuals (joint      The actual owner of
     account)                            the account or, if
                                         combined funds, any
                                         one of the
                                         individuals(1)

 3.  Custodian account of a minor        The minor(2)
     (Uniform Gift to Minors Act)

 4.  a. The usual revocable savings      The grantor-
        trust account (grantor is also   trustee(1)
        trustee)

     b. So-called trust account that is The actual owner(1) not a legal or valid trust under state law

 5.  Sole proprietorship account         The owner(3)
------------------------------------------------------------

------------------------------------------------------------
                                          GIVE THE EMPLOYER
                                           IDENTIFICATION
       FOR THIS TYPE OF ACCOUNT:            NUMBER OF --
------------------------------------------------------------
 6.  A valid trust, estate, or pension   The legal entity
     trust                               (Do not furnish the
                                         identifying number
                                         of the personal
                                         representative or
                                         trustee unless the
                                         legal entity itself
                                         is not designated
                                         in the account
                                         title)(4)
 7.  Corporate account                   The corporation
 8.  Partnership                         The partnership
 9.  Association, club, religious,       The organization
     charitable, educational or other
     tax-exempt organization
10.  A broker or registered nominee      The broker or
                                         nominee
11.  Account with the Department of      The public entity
     Agriculture in the name of a
     public entity (such as a state or
     local government, school district,
     or prison) that receives
     agricultural program payments
------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's social security number.
(3) You must show your individual name. You may also enter your business or "doing business as" name. You may use either your social security number or, if you have one, your employer identification number.
(4) List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

RESIDENT ALIEN INDIVIDUALS: If you are a resident alien individual and you do not have, and are not eligible to get, a Social Security Number, your taxpayer identification number is your individual taxpayer identification number ("ITIN") as issued by the Internal Revenue Service. Enter it on the portion of the Substitute Form W-9 where the Social Security Number would otherwise be entered. If you do not have an ITIN, see "Obtaining a Number" below.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER
If you do not have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the "IRS") and apply for a number. You may also obtain Form SS-4 by calling the IRS at 1-800-TAX-FORM.

If you do not have a TIN, but have applied for one, write "Applied for" in the space for the TIN, check the box in Part III of the Substitute Form W-9, sign and date the form and return it to the Exchange Agent.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on ALL payments include the following:
  - An organization exempt from tax under section 501(a), or an individual retirement account.
  - The United States or any wholly-owned agency or instrumentality thereof.
  - A State, the District of Columbia, a possession of the United States or any political subdivision or wholly-owned agency or instrumentality thereof.
  - A foreign government, a political subdivision of a foreign government, or any wholly-owned agency or instrumentality thereof.
  - An international organization or any wholly-owned agency or instrumentality thereof.
  Payee specifically exempted from backup withholding on interest and dividend payments include the following:
  - A corporation.
  - A financial institution.
  - A registered dealer in securities or commodities registered in the U.S., the District of Columbia, or a possession of the U.S.
  - A real estate investment trust.
  - A common trust fund operated by a bank under section 584(a).
  - An exempt charitable remainder trust, or a non-exempt trust described in section 4947.
  - An entity registered at all times during the tax year under the Investment Company Act of 1940.
  - A foreign central bank issue.
  - A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
  Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
  - Payments to nonresident aliens subject to withholding under section 1441.
  - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
  - Payments of patronage dividends not paid in money.
  - Payments made by certain foreign organizations.
  - Section 404(k) payments made by an ESOP.
  Payments of interest not generally subject to backup withholding include the following:
  - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
  - Payments of tax-exempt interest (including exempt-interest dividends under section 852).
  - Payments described in section 6049(b)(5) to non-resident aliens.
  - Payments on tax-free covenant bonds under section 1451.
  - Payments made by certain foreign organizations.
Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THE FORM W-9 WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER. CHECK THE "EXEMPT" BOX IN PART II OF THE SUBSTITUTE FORM W-9 AND RETURN IT TO THE EXCHANGE AGENT.

  Certain payments other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, 6050N and their regulations.

  PRIVACY ACT NOTICE. -- Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the number for identification purposes and to help verify the accuracy of tax returns. The IRS also may provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold the withholding amount on payments of taxable interest, dividends and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                   CONSULTANT OR THE INTERNAL REVENUE SERVICE